UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2017

LRAD Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-24248	87-0361799
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16990 Goldentop Road, Ste. A
San Diego, California 92127
(Address of Principal Executive Offices)

____________________

858-676-1112

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information, including Exhibit 99.1, shall not be incorporated by reference into any filing of LRAD Corporation (the “Company”), whether made before or after the date hereof, regardless of any general incorporation language in such filing.

On August 9, 2017, the Company issued a press release regarding its financial results for the third fiscal quarter ended June 30, 2017. A copy of the press release is furnished as Exhibit 99.1 hereto, and is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 7, 2017, the Company appointed Dennis D. Klahn as Interim Chief Financial Officer (“CFO”). Mr. Klahn will fill the role of the CFO until such time as a permanent replacement is selected.

Mr. Klahn has 25 years of public company experience in various senior financial roles. Prior to joining the Company, Mr. Klahn served as Group Controller of Teledyne RD Instruments, a subsidiary of Teledyne Technologies, a publicly traded company with $2.4 billion annual revenue, from 2011 to 2017. From 2007 to 2011, he was the Controller for ISE Corporation, taking them through an initial public offering in 2010.

Mr. Klahn has no family relationships with any other employee or member of the Board of Directors of the Company, and there are no related party transactions with regard to Mr. Klahn reportable under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

99.1	Financial Results Press Release, dated August 9, 2017, issued by LRAD Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 9, 2017
LRAD Corporation

	By:	/s/ Katherine H. McDermott
Katherine H. McDermott
Chief Financial Officer